Exhibit 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) is by and between Bay Banks of Virginia, Inc., a Virginia corporation (the “Company”), and the undersigned individual, corporation, limited liability company, partnership, trust or employee benefit plan executing this Subscription Agreement as the investor (the “Investor”).

WHEREAS, this Subscription Agreement is made in connection with the Company’s offering (the “Offering”) of shares of the Company’s common stock, par value $5.00 per share (the “Common Stock”), pursuant to that certain Confidential Private Placement Memorandum dated December 19, 2012 (the “Memorandum”).

WHEREAS, the Company wishes to sell to the Investor and the Investor wishes to purchase from the Company the number of shares of the Company’s Common Stock specified on the signature page hereof at the price per share set forth in Section 2 hereof, subject to the terms, conditions, and requirements contained in this Subscription Agreement. As used herein, the term “Shares” shall mean the Common Stock purchased by the Investor pursuant to this Subscription Agreement.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained in this Subscription Agreement, the Company and the Investor hereby agree as follows:

1. Sale of Shares. In accordance with the terms and conditions of this Subscription Agreement and subject to the terms of the Offering described in the Memorandum, the undersigned Investor subscribes for the number of Shares set forth on the signature page of this Subscription Agreement. Unless the Company, in its sole discretion, agrees otherwise with the Investor, the Investor may not subscribe for less than 6,000 Shares ($25,500). Unless the Company, in its sole discretion, agrees otherwise with the Investor, the Investor may not subscribe for more than 476,200 Shares ($2,023,850).

2. Purchase Price. The purchase price shall be $4.25 per Share (the “Purchase Price”) and shall be paid by check or money order made payable to “Bay Banks of Virginia Escrow Account” evidencing $4.25 for each Share subscribed. The Investor shall submit the Purchase Price along with completed and executed copies of this Subscription Agreement and the Investor Questionnaire attached hereto.

3. Representations and Warranties of the Investor. The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) This Subscription Agreement has been duly authorized, executed, and delivered by the Investor and constitutes the Investor’s legal, valid, and binding obligation enforceable in accordance with its terms. If the Investor is a trust, corporation, limited liability company, partnership, employee benefit plan or other business entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or other formation, it is authorized to make the investment contemplated herein, and the Person (as defined below) signing this Subscription Agreement on behalf of such trust or entity has been duly authorized to do so.

(b) The Investor is acquiring the Shares for the Investor’s own account for investment, not for the account or benefit of any other Person and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “1933 Act”), by reason of a specific exemption from the registration provisions of the 1933 Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor has not been formed for the purpose of acquiring the Shares and no other Person has a direct or indirect beneficial interest in the Shares. As used herein, “Person” means any natural person, corporation, trust, association, limited liability company, partnership, joint venture or other entity and any government, governmental agency, instrumentality or political subdivision.

(c) The Investor: (i) has been furnished, has carefully read, and has relied solely (except as indicated in subsection (ii) below) on the information contained in the Memorandum (including all exhibits and all amendments thereto); and (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering, the Shares, the Company and its business, and the Investor has not relied upon any other literature relating to the Offering, the Shares, the Company or its business.

(d) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and the Investor understands such risks and has carefully read the “Risk Factors” section of the Memorandum; and (ii) that the Company has relied on the representations of the Investor as set forth in this Subscription Agreement in determining the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(e) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the 1933 Act or the securities laws of any state and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available. The Investor further understands and agrees that the Company will not honor any attempt by the Investor to sell, pledge, transfer, or otherwise dispose of all or any portion of the Shares in the absence of an effective registration statement for the Shares and applicable state securities laws or an unqualified opinion of counsel, satisfactory in form and substance to the Company and its counsel, that an exemption is available therefrom with respect to such attempted disposition.

(f) The Investor (i) can bear the risk of losing the entire investment; (ii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iii) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors, of evaluating the risks and merits of investing in the Shares. The Investor has conducted the Investor’s own due diligence with respect to the Company, the Shares and the Investor’s decision to invest in the Company and is making the Investor’s investment decision based on such due diligence. The Investor understands and agrees that: (x) FIG Partners, LLC (the “Placement Agent”) has acted solely as the agent of the Company in the placement of the Shares and that the Placement Agent has not performed due diligence review on behalf of, or provided any legal, regulatory, tax or investment advice to, the Investor, and (y) nothing in this Subscription Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice and the Investor has consulted such legal, tax and investment advisors, if any, as the Investor, in the Investor’s discretion, has deemed necessary or appropriate in connection with the Investor’s purchase of the Shares. The Placement Agent and its affiliates, and their and the Company’s respective officers, directors, partners, employees, agents, advisors, attorneys and consultants, are third-party beneficiaries of this Section 3(f).

(g) The representations and warranties made in this Subscription Agreement, as well as all other information that the Investor has provided to the Company, either directly or indirectly, concerning the Investor’s financial position and knowledge of financial and business matters, is correct and complete as of the date hereof.

(h) The Investor has answered the questions contained in the Investor Questionnaire attached hereto and made a part hereof to the best of his, her or its knowledge and the answers thereto are complete and accurate. The Investor understands and agrees that, although such answers will be kept strictly confidential, the Company may present such Investor Questionnaire to such parties as it deems advisable if called upon to establish the availability under federal or state securities laws of an exemption from registration. The Investor agrees to indemnify the Company, its agents, officers, directors and shareholders, for any and all losses (including without limitation attorneys’ fees and other costs of investigating, prosecuting, or defending any litigation claim) incurred by the Company as a result of its reliance on the representations and warranties of Investor made in this Subscription Agreement or any answers contained in the Investor Questionnaire.

(i) The Investor understands and agrees that the Company is issuing the Shares to him, her, or it pursuant to the exemptions from federal and state securities registration requirements under the 1933 Act. In connection therewith, the Investor represents and warrants that the Investor qualifies as an “Accredited Investor” as such term is defined under Rule 501 of the 1933 Act and has answered “yes” to Question Number 4 on the Investor Questionnaire.

(j) The Investor understands this subscription is conditioned upon acceptance by the Company and further understands that the Company, in its sole discretion, may reject this subscription in whole or in part and may, without notice, allot to the Investor a fewer number of Shares than subscribed for.

(k) The representations and warranties made in this Subscription Agreement and the Investor Questionnaire, as well as all other information that the Investor has provided to the Company, either directly or indirectly, concerning the Investor’s financial position and knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the issuance to Investor of the Shares, Investor will immediately notify the Company.

(l) The Investor confirms that no representations or warranties have been made to the Investor other than those contained in this Subscription Agreement, and that the Investor has not relied upon any representation or warranty not contained in this Subscription Agreement. The foregoing, however, does not limit or modify the representation and warranties of the Company set forth in this Subscription Agreement or the right of the Investor to rely thereon.

(m) The Investor confirms that the Investor will not be, immediately following the applicable closing date, a bank holding company under the Bank Holding Company Act of 1956 (the “BHCA”), and is not acting in concert with any other Person other than with such Investor’s affiliates. The Investor also represents and warrants that the Investor does not and will not as a result of its purchase or holding of the Shares or any other securities of the Company have “control” of the Company or the Bank of Lancaster, a Virginia state chartered commercial bank (the “Bank”), and has no present intention of acquiring “control” of the Company or the Bank for purposes of the BHCA or the Change in Bank Control Act.

(n) The Investor has, if an entity, its principal place of business or, if an individual, its primary residence, in the jurisdiction indicated below the Investor’s name on the signature page hereto.

4. Applicable Law; Venue. This Subscription Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia without reference to the choice of law principles of any jurisdiction. The Investor irrevocably and unconditionally consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and of the United States located in the City of Richmond, Virginia, in connection with any suit, action or proceeding relating to this Subscription Agreement or the Offering and agrees not to commence any suit, action, or proceeding relating thereto except in such courts.

5. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns.

6. Notice. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given three business days after the date mailed when mailed by registered or certified mail, postage prepaid, or the next business day if sent by special courier such as FedEx (except that notice of change of address shall be deemed given only when received), to the address shown on the Company’s records, in the case of the Investor, and of the Company’s registered office, in the case of the Company, or to such other names or addresses as the Company or the Investor, as the case may be, shall designate by notice to the other party in the manner specified in this Section.

7. Severability. If any provision of this Subscription Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Subscription Agreement that can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable the invalid or unenforceable provision in any other jurisdiction or under any other circumstance.

8. Entire Agreement. This Subscription Agreement and the certificate(s) representing Shares purchased hereunder constitute the entire agreement by and between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous understandings of the parties, except for any non-disclosure agreement for the Investor executed in connection with the Offering.

9. Counterparts. This Subscription Agreement may be executed in any number of counterparts (and may be delivered electronically), and any party hereto may execute such counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Subscription Agreement shall become binding when either this Subscription Agreement or two or more counterparts hereto shall have been executed and delivered by the parties hereto.

10. Legend. Investor agrees that his, her or its certificates or other evidence of, or for, any and all Shares will be legended to reflect the restrictions on transfer described in Section 3(e) hereof.

11. Variation in Pronouns. All pronouns shall be deemed to refer to masculine, feminine, neuter, singular, or plural, as the identity of the person or persons may require

12. Counsel. This Subscription Agreement and all other agreements related to the Offering (the “Offering Agreements”) have been prepared by LeClairRyan, A Professional Corporation as counsel to the Company (“Counsel”). The Investor has reviewed the contents of the Offering Agreements and fully understands their terms. The Investor acknowledges that he, she, or it is fully aware of his, her, or its right to the advice of counsel independent from that of the Company, that Counsel has advised the Investor of such right and disclosed to the Investor the risks in not seeking such independent advice, and that he, she, or it understands the potentially adverse interests of the parties with respect to the Offering Agreements. The Investor understands that Counsel represents the Company and does not represent the Investor. The Investor further acknowledges that no representations have been made with respect to the tax or other consequences of the Offering Agreements to the Investor and that he, she, or it has been advised of the importance of seeking independent counsel with respect to such consequences. By executing this Subscription Agreement, the Investor represents that he, she, or it has, after being advised of the potential conflicts between the Investor and the Company with respect to the future consequences of the Offering Agreements, either consulted independent legal counsel or elected, notwithstanding the advisability of seeking such independent legal counsel, not to consult such independent legal counsel.

13. Tax Certification. The Investor hereby certifies that: (1) the taxpayer identification number shown below is his, her or its correct taxpayer identification number; (2) he, she or it is not subject to backup withholding under the Internal Revenue Code because the Investor (a) is exempt from backup withholding; (b) has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) has been notified by the IRS that he, she or it is no longer subject to backup withholding; and (3) is a U.S. citizen or other U.S. person (as defined in the instructions to IRS Form W-9).

[Signature page follows.]

IN WITNESS WHEREOF, this Subscription Agreement has been executed by the duly authorized officer of the Company and the undersigned Investor or its duly authorized officer, as the case may be, as of the dates indicated below.

$
Number of shares subscribed	Aggregate subscription amount ($4.25 per share)

Signature*	Additional signature (if required)

Print name	Print additional name (if required)

Social Security Number or Tax I.D. Number	Social Security Number or Tax I.D. Number

Address (Street or P.O. Box)	Address (Street or P.O. Box)

City, State and Zip Code	City, State and Zip Code

( ) ( )	( ) ( )
Office Phone Home Phone	Office Phone Home Phone

E-mail Address	E-mail Address

Date:	Date:

*	If joint tenancy, tenancy in common or tenancy by the entirety is desired, both names and signatures are required; if a corporation, this Subscription Agreement must be executed by its president; if a trust, by all trustees; if by a partnership, by any general partner.

Legal form of ownership: Please check the appropriate box

☐ Individual	☐ Joint Tenants with Right of Survivorship	☐ Other:
☐ Tenants in Common	☐ Tenancy by the Entirety (husband and wife only)

Complete all blanks on this Subscription Agreement, make checks or money orders payable to “Bay Banks of Virginia Escrow Account” and mail or otherwise deliver this Subscription Agreement (along with the Investor Questionnaire) to the below address. If you are paying by wire, you still need to send in the Subscription Agreement and Investor Questionnaire.

Mail or Hand Delivery:	Wire Instructions:

Bay Banks of Virginia, Inc.	SunTrust Bank
Attention: Randal R. Greene	ABA #
President and CEO	Account #
100 South Main Street	Account Name: Escrow Services
P.O. Box 1869	Reference: Bay Banks of Virginia Escrow Account
Kilmarnock, Virginia 22482	Attention:
Telephone: (804) 435-1171

Accepted by:
Bay Banks of Virginia, Inc.

By:
Signature	Date